UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under to §240.14a-12

XPLR Infrastructure, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! XPLR INFRASTRUCTURE, LP 2025 Annual Meeting Vote by April 21, 2025 11:59 PM ET Vote in Person at the Meeting* April 22, 2025 1:30 p.m. Eastern Time XPLR Infrastructure, LP’s Principal Offices 700 Universe Boulevard Juno Beach, Florida *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com/XIFR Control # V62684-P27162 You invested in XPLR INFRASTRUCTURE, LP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the unitholder meeting to be held on April 22, 2025. Get informed before you vote View the proxy statement and annual report to security holders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 8, 2025. If you would like to request a copy of the material(s) for this and/or future unitholder meetings, you may (1) visit www.ProxyVote.com/XIFR, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming unitholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com/XIFR Prefer to receive an email instead? While voting on www.ProxyVote.com/XIFR, be sure to click “Delivery Settings”. V62685-P27162 Voting Items Board Recommends 1. Election as directors of the nominees specified in the proxy statement. Nominees: 1a. Susan D. Austin For 1b. Robert J. Byrne For 1c. John W. Ketchum For 1d. Peter H. Kind For 2. Ratification of appointment of Deloitte & Touche LLP as XPLR Infrastructure’s independent registered public accounting firm for 2025. For 3. Approval, by non-binding advisory vote, of the compensation of XPLR Infrastructure’s named executive officers as disclosed in the proxy statement. For NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.